Exhibit 99.1

EPR Properties Announces Tender Offer for

Any and All of Its Outstanding 5.750% Senior Notes Due 2022

KANSAS CITY, Mo.—August 8, 2019 – EPR Properties (NYSE:EPR) (the “Company”) announced today that it has commenced a cash tender offer for any and all of its outstanding 5.750% Senior Notes due 2022 (CUSIP No. 29380T AT2) (the “Notes”), on the terms and subject to the conditions set forth in the Offer to Purchase, dated the date hereof (the “Offer to Purchase”) and the related Notice of Guaranteed Delivery attached to the Offer to Purchase (the “Notice of Guaranteed Delivery”). On the date hereof, there were $350,000,000 aggregate principal amount of the Notes outstanding. The tender offer is referred to herein as the “Offer.” The Offer to Purchase and the Notice of Guaranteed Delivery are referred to herein collectively as the “Offer Documents.”

Certain information regarding the Notes and the pricing for the Offer is set forth in the table below.

Title of Security	CUSIP Number	Principal Amount Outstanding	U.S. Treasury Reference Security	Bloomberg Reference Page	Fixed Spread
5.750% Senior Notes due 2022	29380T AT2	$350,000,000	1.750% U.S. Treasury Notes due July 15, 2022	FIT1	50 bps

Holders must validly tender (and not validly withdraw) or deliver a properly completed and duly executed Notice of Guaranteed Delivery for their Notes at or before the Expiration Time (as defined below) in order to be eligible to receive the Tender Offer Consideration (as defined below). In addition, holders whose Notes are purchased in the Offer will receive accrued and unpaid interest from the last interest payment date to, but not including, the Settlement Date (as defined in the Offer to Purchase) for the Notes. The Company expects the Settlement Date to occur on August 15, 2019. Notes tendered by Notice of Guaranteed Delivery and accepted for purchase will be purchased on the third business day after the Expiration Time, but payment of accrued interest on such Notes will only be made to, but not including the Settlement Date.

The Offer will expire at 5:00 p.m., New York City time, on August 14, 2019 (such time and date, as it may be extended, the “Expiration Time”), unless extended or earlier terminated by the Company. The Notes tendered may be withdrawn at any time at or before the Expiration Time by following the procedures described in the Offer to Purchase.

The Company’s obligation to accept for purchase and to pay for Notes validly tendered and not validly withdrawn pursuant to the Offer is subject to the satisfaction or waiver, in the Company’s discretion, of certain conditions, which are more fully described in the Offer to Purchase, including, among others, the Company’s receipt of aggregate proceeds from a proposed debt financing, on terms satisfactory to the Company. The complete terms and conditions of the Offer are set forth in the Offer Documents. Holders of the Notes are urged to read the Offer Documents carefully.

The “Tender Offer Consideration” for each $1,000 principal amount of Notes validly tendered and not validly withdrawn and accepted for purchase pursuant to the Offer will be determined in the manner described in the Offer Documents by reference to the fixed spread specified in the table above plus the yield based on the bid-side price of the U.S. Treasury Reference Security specified in the table above at 2:00 p.m., New York City time, on August 14, 2019, unless extended. None of the Company, the dealer manager, the information agent, the tender agent, the trustee for the Notes, or any of their respective affiliates makes any recommendation as to whether Holders should tender Notes in response to the Offer. Each Holder must make his, her or its own decision as to whether to tender Notes and, if so, as to how many Notes to tender.

The Company has retained Global Bondholder Services Corporation (“GBSC”) as the tender agent and information agent for the Offer. The Company has retained Citigroup Global Markets Inc. as the dealer manager for the Offer.

Holders who would like additional copies of the Offer Documents may call or email the information agent, GBSC, at (866) 924-2200. Copies of the Offer to Purchase and the Notice of Guaranteed Delivery are also available at the following website: https://www.gbsc-usa.com/epr/. Questions regarding the terms of the Offer should be directed to Citigroup Global Markets Inc. at 388 Greenwich Street, 7th Floor, New York, New York 10013, telephone (800) 558-3745 (toll-free), (212) 723-6106 (collect), Attn: Liability Management Group.

This press release shall not constitute an offer to buy or a solicitation of an offer to sell any Notes. The Offer is being made solely pursuant to the Offer Documents. The Offer is not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would be unlawful under the securities laws of any such state or jurisdiction. In any state or jurisdiction in which the securities laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on behalf of the Company by Citigroup Global Markets Inc. or one or more registered brokers or dealers that are licensed under the laws of such state or jurisdiction.

About EPR Properties

EPR Properties is a specialty real estate investment trust (REIT) that invests in properties in select market segments which require unique industry knowledge, while offering the potential for stable and attractive returns. Our total investments exceed $7.3 billion and our primary investment segments are Entertainment, Recreation and Education. We adhere to rigorous underwriting and investing criteria centered on key industry and property level cash flow standards. We believe our focused niche approach provides a competitive advantage, and the potential for higher growth and better yields.

Contact

EPR Properties

Brian Moriarty 1-888-EPR-REIT

Vice President – Corporate Communications

brianm@eprkc.com

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those regarding timing and consummation of the purchase of the Notes, risks and uncertainties related to market conditions and satisfaction of customary closing conditions related to the purchase of the Notes, and the Company’s offering of notes and its intended use of the proceeds. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would,” “may” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties, including, without limitation, the risks and uncertainties detailed in the Offer Documents and the Company’s filings with the Securities and Exchange Commission. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our subsequent Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.